UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)   October 20, 2004


                             Union Community Bancorp
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             (Exact Name of Registrant as Specified in Its Charter)


         Indiana                       000-23543                 35-2025237
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


221 East Main Street, Crawfordsville, Indiana              47933
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   (Address of Principal Executive Offices)              (Zip Code)


                                 (765) 362-2400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     Union   Community   Bancorp  issued  a  press  release  that  was  publicly
disseminated on October 20, 2004, announcing its results of operations for the quarter ended September 30, 2004.

     A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.



Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit No.                      Description
          -----------                      -----------

             99.1               Press Release issued October 20, 2004.









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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  October 20, 2004                 Union Community Bancorp



                                        By: /s/ J. Lee Walden
                                            ------------------------------------
                                            J. Lee Walden
                                            Chief Financial Officer











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